EXHIBIT 99.1

PRELIMINARY COPY,

SUBJECT TO COMPLETION

INTERTAN, INC.

279 BAYVIEW DRIVE

BARRIE, ONTARIO, CANADA L4M 4W5

PROXY

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned, revoking any proxy heretofore given in connection with the stockholders’ meeting described below, hereby appoints                                          and                                         , and each of them, proxies, with full powers of substitution, to represent the undersigned at the Special Meeting of Stockholders of InterTAN to be held on Friday, May 28, 2004 and at all adjournments thereof, and to vote all shares of stock that the undersigned would be entitled to vote if personally present as follows:

The shares represented by this proxy will be voted as directed herein. IF THIS PROXY IS DULY EXECUTED AND RETURNED, AND NO VOTING DIRECTIONS ARE GIVEN HEREIN, SUCH SHARES WILL BE VOTED “FOR” APPROVAL OF ITEM 1. The undersigned hereby acknowledges receipt of notice of, and the proxy statement for, the stockholders’ meeting referred to above.

(Continued and to be signed and dated on the reverse side)

Item 1. Adoption of the Agreement and Plan of Merger, a copy of which is attached to the accompanying proxy statement as Annex A. THE BOARD RECOMMENDS A VOTE “FOR” ADOPTION.

FOR ☐                                                                 AGAINST ☐                                                                 ABSTAIN ☐

Item 2. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

Change of address and/or comments mark here ☐

Date:

Signature

Signature

Sign exactly as name appears hereon. (If shares are held by joint tenants, both should sign. If signing as Attorney, Executor, Administrator, Trustee or Guardian, please give your title as such. If the signer is a corporation, please sign in the full corporate name by duly authorized officer.)

Votes must be indicated ☒ in Black or Blue Ink.

(Please sign, date and return this proxy promptly in the enclosed postage prepaid envelope.)